FEDNAT HOLDING COMPANY ANNOUNCES BOARD AND GOVERNANCE ENHANCEMENTS Names David Michelson and David Patterson as Candidates to Join the Board as Independent Directors Schedules Annual Shareholder Meeting Date for October 17, 2019 Enters into Cooperation Agreement with Capital Returns Management Sunrise, Florida, August 12, 2019 – The Board of Directors (the “Board”) of FedNat Holding Company (NASDAQ: FNHC) (“FedNat” or the “Company”), an insurance holding company, today announced that two insurance industry experts, David Michelson and David Patterson, have been selected as candidates to serve on the Board as new, independent directors. As soon as their appointments have satisfied insurance regulatory review, the Board will immediately expand to nine members and Michelson and Patterson will become directors. “We are pleased to welcome both candidates,” said FedNat Chairman, Bruce Simberg. “Both bring deep property and casualty insurance expertise, as well as regional market experience that will be significant contributors to the successful execution of our long-term plan.” David Michelson is a 26-year veteran of publicly traded specialty property and casualty insurer National Interstate Corporation (“National Interstate”), where he served as President and Chief Executive Officer from 2008 until 2016. He also served as a director of National Interstate from 2009 until 2016. During Mr. Michelson’s tenure, National Interstate delivered a consistent record of underwriting profitability which culminated in the company being acquired by a global diversified insurance group in 2016. Mr. Michelson is also a member of the board of directors of Protective Insurance Corporation, a publicly traded specialty property and casualty insurer focused on the commercial automobile insurance market. Prior to National Interstate, Mr. Michelson was responsible for all P&C business at Torchmark Corporation, which included a portfolio of personal property products in the Southeastern U.S. David Patterson has more than 40 years of operational and executive leadership experience in the property and casualty insurance industry. Most recently he served as President and Chairman of ESIS, Inc. (“ESIS”), the risk management services subsidiary of Ace Limited (now Chubb Limited) from 2004 to 2015. Prior to joining ESIS, Mr. Patterson was the President and Chief Executive Officer of Kemper National Services, Inc., a claims service organization serving the property and casualty insurance operations of Kemper National, from 1994 to 2003. While at Kemper, Mr. Patterson served in a variety of regional and home office senior leadership roles in claims, systems and operations. FedNat also announced today it has entered into a cooperation agreement with its third largest shareholder, Capital Returns Management, LLC (“Capital Returns”). Today’s appointments of Michelson and Patterson were made as part of the agreement, which also provides that Capital Returns will abide by certain customary standstill and voting provisions lasting approximately one year. “FedNat has always believed in maintaining collaborative dialogue with all of our shareholders, including Capital Returns and its President, Ronald Bobman, and appreciates their insights, viewpoints and assistance in identifying Michelson and vetting these exceptional candidates to join the Board,” said Michael H. Braun, Chief Executive Officer. “I echo Bruce’s sentiment on our new Board candidates and look forward to working with them as we execute on FedNat’s strategy to drive profitable growth and value creation for our shareholders.” Effective immediately, Michelson and Patterson have been designated as Board observers while their appointments as directors receive regulatory review. “We appreciate the constructive dialogue with FedNat’s management and Board and are pleased to see the Company strengthen its Board,” said Mr. Bobman. “We believe these two new directors will help FedNat continue building value for shareholders.”

In addition to the appointments of Messrs. Michelson and Patterson and the agreement with Capital Returns, the Company announced that the Company’s 2019 annual meeting of shareholders (the “2019 Meeting”) will be held on October 17, 2019. The Company will deliver a proxy statement to shareholders containing information regarding the Board’s nominees and other matters in advance of the 2019 Meeting. About the Company The Company is an insurance holding company that controls substantially all aspects of the insurance underwriting, distribution and claims management processes through its subsidiaries and contractual relationships with independent agents and general agents. The Company, through our wholly-owned subsidiaries, is authorized to underwrite and/or place homeowners multi-peril, federal flood and other lines of insurance in Florida and other states. We market, distribute and service our own and third-party insurers’ products and other services through a network of independent and general agents. Forward-Looking Statements Certain statements made by FedNat Holding Company or on its behalf may contain “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business and its ability to integrate operations proposed to be acquired; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our compliance with minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; the timing and ability to obtain regulatory approval of applications for transactions and requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of our subsidiaries’ operations may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2019 Annual Meeting of Shareholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities is set forth in SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders and its Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2018. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting of Shareholders. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://www.FedNat.com in the “Investors” section under “Other SEC Filings.” Contacts Michael H. Braun, CEO (954) 308-1322, Ronald Jordan, CFO (954) 308-1363, or Bernard Kilkelly, Investor Relations (954) 308-1409, or IR@fednat.com. ###